Earnout Liability	12 Months Ended
Dec. 31, 2025
Earnout Liability [Abstract]
EARNOUT LIABILITY

NOTE 10 - EARNOUT LIABILITY

With respect to the Acroname’s acquisition (See also note 3), The Company shall be obligated to pay Acroname’s former shareholders earn out payments of up to $7.2 million, of which an amount of $1.5 million upon completion of a development of a certain product by June 2026 (The “Joint Product Earnout”), and the remaining amount depending on the achievement of certain revenue, EBITDA and cashflow targets in 2024 and 2025 (The “Revenue Earnout”). These earn out payments are expected to be paid during 2026, in case targets are met.

The Company recorded earnout liability in connection with these payments at fair value on the acquisition date.

Each reporting period thereafter, the Company revalues the earn-out liability and records the changes in their fair value in the consolidated statements of operations and comprehensive income.

Changes in the fair value of earnout liability can result from adjustments to the discount rates, revenues, profitability targets and achievement of mutual development project. This fair value measurement represents Level 3 measurements, as they are based on significant inputs not observable in the market. Significant judgment is required in determining the assumptions utilized as of the acquisition date and for each subsequent period.

As of December 31, 2024, the fair value of the earnout liability was computed using the Monte-Carlo simulation with the following key assumptions: discount rate of 20.7%-22.8%, expected term of 1.0-1.5 years, expected volatility of 48.09% and risk-free interest rate of 4.16%.

As of December 31, 2025, after achieving the revenue, EBITDA and cash flow targets, the Company calculated the Revenues Earnout according to the actual revenues achieved during the period starting from the Closing date and until December 31, 2025. The Revenues Earnout which is expected to be paid, amounting to $1,962 thousand, was included in the other current liabilities.

As of December 31, 2025, the Company calculated the Joint Product Earnout using the probability that the targets will be achieved, a discount rate of 13.22% and expected term of 0.5 years.

The following table summarizes the activity for the earnout liability, where fair value measurement is estimated utilizing Level 3 inputs:

	Year ended December 31,
	2025	2024
	U.S. dollars in thousands
Fair value at the beginning of the year	2,413	-
Initial recognition of earnout liability	-	2,036
Reclassification of Revenues Earnout to other current liabilities	(1,962)	-
Change in fair value of earnout liability	(169)	377
Fair value at the end of the year	282	2,413